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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  January 18, 2000


                                 SPIGADORO, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


         001-15617                                     13-3920210
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  (Commission File Number)                   (IRS Employer Identification No.)


            70 East 55th Street, 24th Floor, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


          Registrant's telephone no. including area code: 212-754-4271




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       (Former Address, if changed since Last Report)          (Zip Code)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


         Spigadoro, Inc., formerly known as IAT Multimedia, Inc. (the "Company"), has historically engaged Rothstein, Kass & Company, P.C. as its independent auditors ("Rothstein Kass"). On December 29, 1999, the Company, completed the acquisition of all of the outstanding common stock of Petrini S.p.A., an Italian company ("Petrini"), pursuant to the terms of a Stock Purchase Agreement between the Company and Gruppo Spigadoro N.V. (the "Petrini Acquisition"). As a result of the Petrini Acquisition, the Company's Board of Directors and Audit Committee authorized management of the Company to engage Deloitte & Touche LLP as the Company's principal independent auditors for the fiscal year ended December 31, 1999 for the purposes of rendering an audit opinion for the Company's consolidated financial statements as well as conducting an audit of Petrini's operations located in Italy and on January 18, 2000, Deloitte & Touche was engaged for such purposes. Rothstein Kass, however, will continue to audit the Company's subsidiaries located in Switzerland and Germany and Petrini's operating subsidiary in the United States.

         Management represents as follows: (a) There have been no disputes between management and Rothstein Kass and their reports have not contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; (b) during the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclose, or auditing scope or procedure; and (c) Rothstein Kass expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         In addition, during the Company's two most recent fiscal years and any subsequent interim period, Rothstein Kass has not advised the Company that: (a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to the attention of Rothstein Kass which made it unwilling to rely on management's representation, or unwilling to be associated with the financial statements prepared by management; (c) the scope of the audit should have been expanded significantly; or (d) information had come to Rothstein Kass's attention that it had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements, including information that might have precluded the issuance of an unqualified audit report, and the issue had not been resolved to Rothstein Kass's satisfaction.

         The Company requested, and Rothstein Kass has furnished, a letter addressed to the Securities and Exchange Commission stating that Rothstein Kass agrees with the above statements that pertain to Rothstein Kass. A copy of such letter, dated January 18, 2000, is filed as Exhibit 16.1 to this Form 8-K.


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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
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        (c)   Exhibits

        16.1 Letter dated January 18, 2000 from Rothstein Kass & Company P.C.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPIGADORO, INC.




                                        By: /s/ Jacob Agam
                                            ------------------------------------
                                            Jacob Agam
                                            Chairman of the Board and
                                            Chief Executive Officer


Date:  January 19, 2000